FIRST SUPPLEMENT TO PROSPECTUS DATED OCTOBER 16, 2001


                          SHAFFER DIVERSIFIED FUND, LP

                      UNITS OF LIMITED PARTNERSHIP INTEREST

Shaffer Asset Management, Inc., the Fund's general partner, is supplementing the Fund's prospectus dated October 16, 2001 in order to provide (i) quantitative and qualitative disclosure and analysis relating to the Fund's risk exposure to various U.S. futures markets and (ii) other supplemental information.

         The following sections of the prospectus are supplemented as set forth herein:

     o   "Selected Financial Data" at Page 15 of the prospectus;

     o "Management's Discussion and Analysis of Financial Condition and Results of Operations" at Page 26 of the prospectus;

     o "Past performance of the Shaffer Diversified Fund, LP" at page 31 of the prospectus;

     o   "Past performance of the Advisor at page 31 of the prospectus;

     o   "Estimate of Break-Even Threshold" at page 23 of the prospectus; and

     o   "Financial Statements" at Page F-10 of the prospectus.


     As of June 30, 2002, the Fund's net asset value per unit was $1,061.55.

                              --------------------


The Fund's prospectus is delivered together with this supplement and is incorporated herein by reference. Both this supplement and the prospectus contain important information and must be considered in determining whether to invest in the units.

                               ------------------


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS OR THE ACCOMPANYING STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE COMMODITY FUTURES TRADING COMMISSION HAS NOT PASSED UPON THE MERITS OF PARTICIPATING IN THIS POOL NOR HAS THE COMMODITY FUTURES TRADING COMMISSION PASSED ON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS OR THE ACCOMPANYING STATEMENT OF ADDITIONAL INFORMATION

                               ------------------


                         SHAFFER ASSET MANAGEMENT, INC.
                                 GENERAL PARTNER
                               ------------------





                  THE DATE OF THIS SUPPLEMENT IS JULY 16, 2002.

                 [THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.]

                          SHAFFER DIVERSIFIED FUND, LP

                                      INDEX


Selected Financial Data                                                     S-2

Management's Discussion and Analysis of Financial

Condition and Results of Operations Analysis of Operations                  S-2


Past Performance of the Shaffer Diversified Fund, LP                        S-9

Past Performance of the Advisor                                             S-10

Estimate of Break-even Threshold                                            S-11

Financial Statements                                                        S-13

PAGE 15. SELECTED FINANCIAL DATA

                          SHAFFER DIVERSIFIED FUND, LP

                                                                       Period Ended
                                                    June 30,   For the year Ended December 31,
                                                   ----------  -------------------------------
                                                      2002          2001         2000
                                                   ----------   ----------    ----------
Total Assets                                       $1,155,117   $  413,586    $    1,916

Total Liabilities                                      60,627      413,000             0

Total Liabilities & Partners' Capital               1,155,117      413,586         1,916

Net Income (Loss) after special
       allocation to the General Partner              115,398       (1,330)          (84)

Net Income (Loss) Per General
       and Limited Partner Unit                        110.77      (665.00)       (42.00)

Increase (Decrease) in Net Asset Value
       per General and Limited Partner Unit            111.55      (665.00)       (42.00)


NOTE: The Fund commenced trading February 14, 2002: financial information is provided since that inception date



PAGE 26. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
         OF OPERATIONS

OVERVIEW


Shaffer Diversified Fund, LP (the "Partnership" or the "Fund") is a limited partnership organized on August 29, 2000 under the Delaware Revised Uniform Limited Partnership Act as an investment vehicle that allows investors to include commodity futures contracts traded on the United States commodity futures markets in their portfolios in the same way that they include mutual funds, money market funds and limited partnerships.

The Fund originally filed a registration statement with the United States Securities and Exchange Commission on September 25, 2000 for the sale of a minimum of $1,000,000 and a maximum of $25,000,000 in Units of Limited Partnership at $1,000.00 each, ($950.00 + $50.00 sales charges & syndication fees), which registration statement was declared effective on October 16, 2001. The Fund's initial offering period lasted approximately 120 days and ended February 13, 2002. During the initial offering the Fund accepted subscriptions for 1,049 Units of Limited Partnership Interests at a selling price of $1,000.00 ($950.00 + $50.00 sales charges & syndication fees) for a total of $1,049,000. Selling charges and expenses of $49,950.were disbursed at closing and the Fund commenced trading activities with net proceeds of $996,550. The Fund commenced trading February 14, 2002.


LIQUIDITY


The Fund deposits its assets with commodity brokers in a separate futures trading account established for the trading advisor, which assets are used as margin to engage in trading. The assets are held in either non-interest-bearing bank accounts or in securities and instruments permitted by the CFTC for investment of customer segregated or secured funds. The Fund's assets held by the commodity broker may be used as margin solely for the Fund's trading. Since the Fund's sole purpose is to trade in futures, it is expected that the Fund will continue to own such liquid assets for margin purposes.

The Fund's investment in futures may, from time to time, be illiquid. Most U.S. futures exchanges limit fluctuations in prices during a single day by regulations referred to as "daily price fluctuations limits" or "daily limits." Trades may not be executed at prices beyond the daily limit. If the price for a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that futures contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved the daily limit for several consecutive days with little or no trading. These market conditions could prevent the Fund from promptly liquidating its futures contract and result in restrictions on redemptions.


CAPITAL RESOURCES


The Fund does not have, or expect to have, any capital assets. Redemptions, exchanges and sales of additional units in the future will affect the amount of funds available for investments in futures interests in subsequent periods. It is not possible to estimate the amount and therefore the impact of future redemptions.


FINANCIAL INSTRUMENTS


The Fund is a party to financial instruments with elements of off-balance sheet market and credit risk. The Fund trades futures in interest rates, currencies, energies, grains and precious metals. In entering into these contracts, the Fund is subject to the market risk that such contracts may be significantly influenced by market conditions, such as interest rate volatility, resulting in such contracts being less valuable. If the markets should move against all of the positions held by the Fund at the same time, and if the trading advisor is unable to offset positions of the Fund, the Fund could lose all of its assets and investors would realize a 100% loss.


In addition to market risk, in entering into futures contracts there is a credit risk to the Fund that the counterparty on a contract will not be able to meet its obligations to the Fund. The ultimate counterparty of the futures contracts traded on the U.S. exchanges in which the Fund trades are the clearinghouses associated with such exchange. In general, a clearinghouse is backed by the membership of the exchange and will act in the event of non-performance by one of its members or one of its member's customers, which should significantly reduce this credit risk. For example, a clearinghouse may cover a default by drawing upon a defaulting member's mandatory contributions and/or non-defaulting members' contributions to a clearinghouse guarantee fund, established lines or letters of credit with banks, and/or the clearinghouse's surplus capital and other available assets of the exchange and clearinghouse, or assessing its members.


There is no assurance that a clearinghouse or exchange will meet its obligations to the Fund, and the general partner and commodity brokers will not indemnify the Fund against a default by such parties.


Shaffer Asset deals with the market risks of the Fund in several ways. It monitors the Fund's credit exposure to each exchange on a daily basis, diversification of the portfolio, protective stop orders and maintenance of a margin-to-equity ratio that rarely exceeds 30%. Shaffer Asset seeks to minimize credit risk primarily by depositing and maintaining the Fund's assets at financial institutions and brokers, which Shaffer Asset believes to be creditworthy. The commodity brokers inform the Fund, as with all their customers, of its net margin requirements for all its existing open positions, but do not break that net figure down, exchange by exchange.


RESULTS OF OPERATIONS


The Fund commenced trading operations February 14, 2002.

The return for the six months ending June 30, 2002 was 11.74%. Of the 11.74% increase, approximately 14.99% was due to trading gains and approximately .54% was due to interest income offset by approximately 3.79% due to brokerage fees, performance fees, operating fees and administrative costs. An analysis of the 14.99% trading gains by sector is as follows:

                     SECTOR                           % GAIN (LOSS)
                     Interest Rates                        2.22
                     Energies                              1.48
                     Currencies                           10.81
                     Metals                               (1.87)
                     Grains                                2.35
                                                        -------
                                                         14.99%
                                                        =======

OFF-BALANCE SHEET RISK

The term "off-balance" sheet risk refers to an unrecorded potential liability that, even though it does not appear on the balance sheet, may result in future obligation or loss. The Fund trades in futures contracts and is therefore a party to financial instruments with elements of off-balance sheet market and credit risk. In entering into these contracts there exists a risk to the Fund, market risk, that such contracts may be significantly influenced by market conditions, such as interest rate volatility, resulting in such contracts being less valuable. If the markets should move against all of the futures interests positions of the Fund at the same time, and if the Fund's trading advisor was unable to offset futures interests positions of the Fund, the Fund could lose all of its assets and the Limited Partners would realize a 100% loss. Shaffer Asset, the General Partner (who also acts as trading advisor), minimizes market risk through real-time monitoring of open positions, diversification of the portfolio and maintenance of a margin-to-equity ratio that rarely exceeds 30%.


In addition to market risk, in entering into futures contracts there is a credit risk that a counterparty will not be able to meet its obligations to the Fund. The counterparty for futures contracts traded in the United States and on most foreign exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of their members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members, like some foreign exchanges, it is normally backed by a consortium of banks or other financial institutions. Shaffer Asset trades for the Fund only with those counterparties, which it believes to be creditworthy. All positions of the Fund are valued each day on a mark-to-market basis. There can be no assurance that any clearing member, clearinghouse or other counterparty will be able to meet its obligations to the Fund.



PAGE 27.QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK


          PAST RESULTS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE


The Fund is a commodity pool involved in the speculative trading of futures. The Fund commenced trading activities on February 14, 2002. The market sensitive instruments held by the Fund are acquired for speculative trading purposes only and, as a result, all or substantially all of the Fund's assets are at risk of trading loss. Unlike an operating company, the risk of market sensitive instruments is central, not incidental, to the Fund's main business activities.


The futures traded by the Fund involve varying degrees of market risk. Market risk is often dependent upon changes in the level or volatility of interest rates, exchange rates, and prices of financial instruments and commodities. Fluctuations in market risk based upon these factors result in frequent changes in the fair value of the Fund's open positions, and, consequently, in its earnings and cash flow.


The Fund's total market risk is influenced by a wide variety of factors, including the diversification among the Fund's open positions, the volatility present within the markets, and the liquidity of the markets. At different times, each of these factors may act to increase or decrease the market risk associated with the Fund.


Any attempt to numerically quantify a Fund's market risk is limited by the uncertainty of its speculative trading. The Fund's speculative trading may cause future losses and volatility (i.e. "risk of ruin") that far exceed any reasonable expectations based upon historical changes in market value.


Market movements result in frequent changes in the fair market value of the Fund's open positions and, consequently, in its earnings and cash flow. The Fund's market risk is influenced by a wide variety of factors, including the level and volatility of exchange rates, interest rates, equity price levels, the market value of financial instruments and contracts, the diversification effects among the Fund's open positions and the liquidity of the markets in which it trades.

The Fund rapidly acquires and liquidates both long and short positions in a wide range of different markets. Consequently, it is not possible to predict how a particular future market scenario will affect performance, and the Fund's past performance is not necessarily indicative of its future results.

Value at Risk is a measure of the maximum amount which the Fund could reasonably be expected to lose in a given market sector. However, the inherent uncertainty of the Fund's speculative trading and the recurrence in the markets traded by the Fund of market movements far exceeding expectations could result in actual trading or non-trading losses far beyond the indicated Value at Risk or the Fund's experience to date (i.e., "risk of ruin"). In light of the foregoing as well as the risks and uncertainties intrinsic to all future projections, the inclusion of the quantification included in this section should not be considered to constitute any assurance or representation that the Fund's losses in any market sector will be limited to Value at Risk or by the Fund's attempts to manage its market risk.

STANDARD OF MATERIALITY

Materiality as used in this section, "Qualitative and Quantitative Disclosures About Market Risk," is based on an assessment of reasonably possible market movements and the potential losses caused by such movements, taking into account the leverage, and multiplier features of the Fund's market sensitive instruments.



QUANTIFYING THE FUND'S TRADING VALUE AT RISK

Quantitative Forward-Looking Statements

The following quantitative disclosures regarding the Fund's market risk exposures contain "forward-looking statements" within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). All quantitative disclosures in this section are deemed to be forward-looking statements for purposes of the safe harbor, except for statements of historical fact (such as the dollar amount of maintenance margin required for market risk sensitive instruments held at the end of the reporting period).

The Fund's risk exposure in the various market sectors traded by Shaffer Asset is quantified below in terms of Value at Risk. Due to the Fund's mark-to-market accounting, any loss in the fair value of the Fund's open positions is directly reflected in the Fund's earnings (realized or unrealized).

Exchange maintenance requirements have been used by the Fund as the measure of its Value at Risk. Maintenance requirements are set by exchanges to equal or exceed the maximum losses reasonably expected to be incurred in the fair value of any given contract in 95%-99% of any one-day intervals. Dealers and exchanges use historical price studies, as well as an assessment of current market volatility and economic fundamentals, to estimate the maximum expected near-term one-day price fluctuation for establishing maintenance levels. Maintenance has been used rather than the more generally available initial margin, because initial margin includes a credit risk component, which is not relevant to Value at Risk.



In the case of market sensitive instruments, which are not exchange-traded (which includes currencies and some energy products and metals in the case of the Fund), the margin requirements for the equivalent futures positions have been used as Value at Risk. In those cases in which a futures-equivalent margin is not available, dealers' margins have been used.

In quantifying the Fund's Value at Risk, 100% positive correlation in the different positions held in each market risk category has been assumed. Consequently, the margin requirements applicable to the open contracts have simply been aggregated to determine each trading category's aggregate Value at Risk. The diversification effects resulting from the fact that the Fund's positions are rarely, if ever, 100% positively correlated have not been reflected.

THE FUND'S TRADING VALUE AT RISK IN DIFFERENT MARKET SECTORS

The following tables indicate the trading Value at Risk associated with the Fund's open positions by market category as of June 30, 2002 and the trading gains/losses by market category for the quarter ended June 30, 2002. All open position-trading risk exposures of the Fund have been included in calculating the figures set forth below. As of June 30, 2002 the Fund's total capitalization was approximately $1,094,490.




                                               % OF TOTAL            TRADING
 MARKET SECTOR           VALUE AT RISK       CAPITALIZATION        GAIN/(LOSS)
 -------------           -------------       --------------        ------------

 Currencies              $ 37,090                3.39%               10.81%
 Interest Rates          $ 13,230                1.21%                2.22%
 Grains                  $ 27,845                2.54%                2.35%
 Energies                $ 29,700                2.71%                1.48%
 Metals                  $  -0-                  -0- %               (1.87%)
                         --------             --------             ---------
    Total                $107,865                9.86%               14.99%
                         ========             ========             =========





MATERIAL LIMITATIONS ON VALUE AT RISK AS AN ASSESSMENT OF MARKET RISK

The face value of the market sector instruments held by the Fund is typically many times the applicable maintenance margin requirement (maintenance margin requirements generally ranging between approximately 1% and 10% of contract face value) as well as many times the capitalization of the Fund. The magnitude of the Fund's open positions creates a "risk of ruin" not typically found in most other investment vehicles. Because of the size of its positions, certain market conditions -- unusual, but historically recurring from time to time -- could cause the Fund to incur severe losses over a short period of time. The foregoing Value at Risk tables -- as well as the past performance of the Fund -- gives no indication of this "risk of ruin."

NON-TRADING RISK

The Fund has non-trading market risk as a result of investing a substantial portion of its available assets in U.S. Treasury Bills. The market risk represented by these investments is immaterial.


QUALITATIVE DISCLOSURES REGARDING PRIMARY TRADING RISK EXPOSURES

THE FOLLOWING QUALITATIVE DISCLOSURES REGARDING THE FUND'S MARKET RISK EXPOSURES -- EXCEPT FOR(I)THOSE DISCLOSURES THAT ARE STATEMENTS OF HISTORICAL FACT AND(II)THE DESCRIPTIONS OF HOW THE FUND MANAGES ITS PRIMARY MARKET RISK EXPOSURES -- CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT AND SECTION 21E OF THE SECURITIES EXCHANGE ACT. THE FUND'S PRIMARY MARKET RISK EXPOSURES AS WELL AS THE STRATEGIES USED AND TO BE USED BY SHAFFER ASSET FOR MANAGING SUCH EXPOSURES ARE SUBJECT TO NUMEROUS UNCERTAINTIES, CONTINGENCIES AND RISKS, ANY ONE OF WHICH COULD CAUSE THE ACTUAL RESULTS OF THE FUND'S RISK CONTROLS TO DIFFER MATERIALLY FROM THE OBJECTIVES OF SUCH STRATEGIES. GOVERNMENT INTERVENTIONS, DEFAULTS AND EXPROPRIATIONS, ILLIQUID MARKETS, THE EMERGENCE OF DOMINANT FUNDAMENTAL FACTORS, POLITICAL UPHEAVALS, CHANGES IN HISTORICAL PRICE RELATIONSHIPS, AN INFLUX OF NEW MARKET PARTICIPANTS, INCREASED REGULATION AND MANY OTHER FACTORS COULD RESULT IN MATERIAL LOSSES AS WELL AS IN MATERIAL CHANGES TO THE RISK EXPOSURES AND THE RISK MANAGEMENT STRATEGIES OF THE FUND. THERE CAN BE NO ASSURANCE THAT THE FUND'S CURRENT MARKET EXPOSURE AND/OR RISK MANAGEMENT STRATEGIES WILL NOT CHANGE MATERIALLY OR THAT ANY SUCH STRATEGIES WILL BE EFFECTIVE IN EITHER THE SHORT- OR LONG-TERM. INVESTORS MUST BE PREPARED TO LOSE ALL OR SUBSTANTIALLY ALL OF THEIR INVESTMENT IN THE FUND.

The following were the primary trading risk exposures of the Fund as of June 30, 2002, by market sector.

Currencies

The Fund's currency futures contracts exposure fluctuates due to interest rate changes along with political and economic changes. The Fund trades currency futures on United States Futures Exchanges. Shaffer Asset does not anticipate that the risk profile of the Fund's currency sector will change significantly in the future.

Interest Rates

The Fund's interest rate futures contracts exposure fluctuates due to interest rate movements in the United States. Shaffer Asset anticipates that changes in interest rates which have the most effect on the Fund are changes in medium- to long-term, as opposed to short-term rates. Most of the speculative positions held by the Fund are in medium- to long-term instruments. Consequently, even a material change in short-term rates would have little effect on the Fund were the medium- to long-term rates to remain steady.

Energies

The Fund's energy futures contracts exposure is influenced by market supply and demand, political instability and seasonality. Shaffer Asset anticipates substantial profits and losses due to the current volatile conditions and these conditions are expected to continue in these markets.

Metals

The Fund's metal futures contracts exposure is influenced by supply and demand in Gold, Silver and Copper. Currently, market volatility in Gold and Silver has been extremely low compared to periods prior to commencement of the fund. Metals have been in a slow declining period, which can limit trading opportunities until major trend changes begin to develop.


Grains


The Fund's grain futures contracts exposure is influenced by supply and demand along with weather related conditions around the world. Currently, market volatility in the grains sector has been continually low, as these markets have been making slow declines in prices. Limited trading opportunities are present and may continue until a major weather related event transpires which can cause an imbalance in supply and demand.



QUALITATIVE DISCLOSURES REGARDING NON-TRADING RISK EXPOSURE

The following were the only non-trading risk exposures of the Fund as of June 30, 2002.

Treasury Bill Positions

The Fund's only market exposure in instruments held other than for trading is in its Treasury Bill portfolio. The Fund holds Treasury Bills (interest bearing and credit risk-free) with durations no longer than six months. Violent fluctuations in prevailing interest rates could cause immaterial mark-to-market losses on the Fund's Treasury Bills, although substantially all of these short-term investments are held to maturity.

QUALITATIVE DISCLOSURES REGARDING MEANS OF MANAGING RISK EXPOSURE

The means by which the Fund and Shaffer Asset, severally, attempt to manage the risk of the Fund's open positions is essentially the same in all market categories traded. Shaffer Asset applies risk management policies to its trading which generally limit the total exposure that may be taken per "risk unit" of assets under management. In addition, Shaffer Asset follows diversification guidelines (often formulated in terms of the balanced volatility between markets and correlated groups), as well as imposing "stop-loss" points at which open positions must be closed out.

Shaffer Asset controls the risk of the Fund's non-trading instruments (Treasury Bills held for cash management purposes) by limiting the duration of such instruments to no more than six months.

GENERAL

The Fund is unaware of any (i) anticipated known demands, commitments or capital expenditures; (ii) material trends, favorable or unfavorable, in its capital resources; or (iii) trends or uncertainties that will have a material effect on operations. From time to time, certain regulatory agencies have proposed increased margin requirements on commodity futures contracts. Because the Fund generally will use a small percentage of assets as margin, the Fund does not believe that any increase in margin requirements, as proposed, will have a material effect on the Fund's operations.

PAGE 31. PAST PERFORMANCE OF THE SHAFFER DIVERSIFIED FUND, LP





                       [FEBRUARY 14, 2002 - JUNE 30, 2002]




TYPE OF POOL: Publicly offered
INCEPTION OF TRADING: February 14, 2002
AGGREGATE GROSS CAPITAL SUBSCRIPTIONS TO THE FUND: $1,069,000
CURRENT NET ASSET VALUE OF THE FUND: $1,094,490
WORST MONTHLY PERCENTAGE DRAW-DOWN (1): February 2002/2.24%
WORST PEAK-TO-VALLEY DRAW-DOWN (1): February 2002/2.24%


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS


                               Rate of Return (2)

                    (Computed on a compounded monthly basis)

                        MONTH                       2002
                        -----                       ----
                        February                   -2.24%
                        March                       3.96%
                        April                       0.67%
                        May                         4.13%
                        June                        4.89%
                          Total                    11.74%





(1) "Draw-down" means losses experienced by the Fund over a specified period.

(2) The "Rate of Return" for a period is calculated by dividing the net increase (decrease) in net asset value by the net asset value at the beginning of such period. Additions and withdrawals occurring during the period are included as an addition to or deduction from beginning net assets in the calculations of "Rates of Return".


The Shaffer Diversified Fund, LP is currently one of approximately 14 accounts managed by Shaffer Asset Management, Inc. Shaffer Asset Management, Inc. managed total assets as of June 30, 2002 of $2,875,148.

PAGE 33.           CAPSULE PERFORMANCE OF INDIVIDUAL ACCOUNTS


                MANAGED BY THE GENERAL PARTNER/ADVISOR UNDER THE


                         SHAFFER ASSET MANAGEMENT, INC.


                      INDIVIDUALLY MANAGED ACCOUNT PROGRAM


                          [MARCH 1999 - JUNE 30, 2002]







INCEPTION OF TRADING: March 1999
AGGREGATE DEPOSITS: $1,727,312
CURRENT NET ASSET VALUE: $1,780,658
WORST MONTHLY PERCENTAGE DRAW-DOWN
(FOR ANY SINGLE ACCOUNT) (1): 2/2002;44.52% **
WORST PEAK-TO-VALLEY DRAW-DOWN
(FOR ANY SINGLE ACCOUNT) (1): 4/2001 - 2/2002;63.93% **




        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS



                               Rate of Return (2)
                    (Computed on a compounded monthly basis)

MONTH           YEAR TO DATE       2001               2000              1999

January            (6.63)          0.25               5.92
February          (17.47)          1.09               3.54
March              14.28           5.62              (6.47)             10.31
April              (0.92)          1.81               4.45              12.77
May                 4.36         (14.50)              3.21               0.80
June                9.48           5.14               4.30              (0.19)
July                             (13.42)             (2.64)             11.59
August                            (2.28)              8.64             (10.62)
September                          2.86              (2.97)             22.50
October                            9.17             (14.43)            (10.90)
November                          (8.70)             (0.98)             19.21
December                          (3.12)             22.10              (2.41)
 Year              (0.31)        (17.67)             22.46              58.59




(1) "Draw-down" means losses experienced by the Fund over a specified period.

(2) The "Rate of Return" for a period is calculated by dividing the net profit or loss by the assets at the beginning of such period. Additions and withdrawals occurring during the period are included as an addition to or deduction from beginning net assets in the calculations of "Rates of Return".


** These returns are for a single account that was capitalized at an amount under the normal required minimum by the advisor and was not classified as a notional account. The Worst Monthly Percentage Draw-down (for any single account) and Worst Peak-to-Valley Draw-down (for any single account) for all the advisors other accounts were February 2002;22.26% and April 2001-February 2002;31.97%, respectively.

PAGE 23.ESTIMATE OF BREAK-EVEN THRESHOLD (SUPPLEMENTAL INFORMATION)

ESTIMATE OF BREAK-EVEN THRESHOLD

In order for an investor to "break-even" on his investment in the first year of trading, assuming an initial investment of $10,000, the Fund must earn $950 or 9.50% per initial investment on an annualized basis in the first year of trading, provided that no redemption charge is applicable. Redemption fees apply through the first twelve month-ends following purchase as follows: 4% of net asset value per unit redeemed through the third month-end, 3% of net asset value per unit redeemed through the sixth month-end, 2% of net asset value per unit redeemed through the ninth month-end, and 1% of net asset value per unit redeemed through the twelfth month-end. The month-end as of which the unit is purchased is counted as the first month-end. After the twelfth month-end following purchase of a unit, no redemption fees apply. Because the Purchase date counts as the first month-end in determining whether a redemption fee applies, no redemption fee would be due in respect of a unit redeemed on the first anniversary of the purchase. Accordingly, redemption fees are not included in the "break-even" estimate set forth below. The foregoing statement is based upon the following assumptions, any one of which may vary depending upon the actuality of the Fund's size and trading: (i) the initial sales charge per Unit of $50; (ii) the trading patterns of the Fund and Shaffer Asset Management, Inc. and its principal(s) generating annual brokerage commissions of approximately 1% of the average annual Net Asset Value of the assets; (iii) the continuing services fees equaling approximately 1.25% of average Net Asset Value during the initial twelve-month period following the offering, and 4% annually thereafter;
(iv) the management fees payable to Shaffer Asset Management equaling approximately 3.75% of average Net Asset Value during the initial twelve-month period following the offering, and 1% annually thereafter; and (v) the foregoing fixed expenses should be partially or completely offset by the interest received on the Fund's assets on deposit with The JPMorganChase Bank, ADM Investor Services and/or other banks and commodity brokers. The effect of the incentive allocation, if any, allocable to Shaffer Asset Management is not included in the calculation of the break-even threshold because, by definition, no New Trading Profits are generated at the "break-even" point upon which an incentive allocation would be allocable to Shaffer Asset Management. The break-even threshold is calculated as shown in the following table:

                              "BREAK EVEN" ANALYSIS

Initial purchase price (1)                                          $10,000
Less: Sales charges (1).                                                500
Management fees (2)                                                     375
Continuing service fees (3)                                             125
Brokerage fees (4).                                                     100
Operating expenses (5).                                                  50
Plus: Interest income (6)                                              (200)
Amount of trading income required for the Net Asset
Value per Unit for 10 Units at the end of one year
to equal the initial offering price, in the aggregate,
for such 10 Units                                                   $   950
Percentage of assumed initial offering price                           9.50%

--------------------------------------------------------------------------------

(1) During the initial offering period, the Units were offered at an initial offering price of $1,000 ($950 per Unit, plus an initial sales charge of $50 per Unit). Subsequent to the closing of the initial offering period, unsold Units, if any, are offered and sold by the Fund at the then current Net Asset Value per Unit (as hereinafter defined), plus a sales charge of 5% of the Net Asset Value per Unit for each Unit purchased. This illustration assumes that an investor purchased 10 Units during the initial offering period.

(2) The Fund has agreed to pay to Shaffer Asset Management (i) a monthly management fee equal 1/12 of 3.75% of the Net Asset Value per Unit (see "Certain Definitions: 2. Net Asset Value per Unit", below) of the Fund's asset under management at month's end with respect to Units purchased within the prior twelve-month period and 1/12 of 1% of the Net Asset Value per Unit (as defined below) of the Fund's assets under management at month's end with respect to Units purchased more than twelve months prior thereto.

(3) The Fund has agreed to pay a monthly continuing services fee to Berthel Fisher & Company and, through Berthel Fisher & Company, certain selected dealers who are appropriately registered with the CFTC and/or the NFA and their respective registered representatives equal to, in the aggregate, 1/12 of 1.25% of the Net Asset Value per Unit (see "Certain Definitions: 2. Net Asset Value per Unit", below) of the Fund's assets under management at month's end (without reduction for distributions or redemptions effected as of such date or management fees or incentive fees payable as of such date) with respect to Units purchased within the prior twelve-month period and 1/12 of 4% of the Net Asset Value per Unit of the Fund's assets under management at month's end (without reduction for distributions or redemptions effected as of such date or management fees or incentive fees payable as of such date) with respect to Units purchased more than twelve months prior thereto.



(4) Estimated at approximately 1% of the average daily Net Asset Value of the Fund per year based upon the historical trading patterns of The Fund and Shaffer Asset Management and its principal(s).



(5) The Fund is obligated to pay various periodic fees and expenses that are estimated at approximately $95,000 per year at current price levels. This would amount to approximately 0.4% of the proceeds of the offering if the maximum number of 25,000 Units were sold during the initial offering period, and about 10% thereof if the minimum number of 1,000 Units was sold. Shaffer Asset Management has agreed to supply and pay for such services as are deemed by Shaffer Asset Management to be necessary or desirable and proper for the continuous operations of the Fund that are in the aggregate in excess of 0.5% of the average monthly Net Asset Value of the Fund per annum, except for sales charges, continuing services fees, management fees, incentive allocations, brokerage commissions and extraordinary expenses, which expenses shall be paid by the Fund. This illustration assumes operating expenses in an amount equal to 0.5% of the average daily Net Asset Value of the Fund per year.



(6) The Fund's assets, both those that are deposited to meet margin requirements and those that are held in reserve, may be held in cash, United States Treasury Bills or in any other form permissible under applicable laws and regulations. The Fund currently holds approximately 92% of such assets in United States Treasury Bills, Insured Money Markets and Cash; interest earned on these assets inure to the benefit of the Fund. This illustration assumes that the Fund receives interest at the rate of 2% on the Fund's average daily assets on deposit with JPMorganChase Bank, ADM Investor Services and/or other banks and commodity brokers.

PAGE F-10 FINANCIAL STATEMENTS (SUPPLEMENTAL INFORMATION)



                          SHAFFER DIVERSIFIED FUND, LP
                       STATEMENTS OF FINANCIAL CONDITION
            JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001 (AUDITED)

                                                                June 30,    December 31,
                                                                  2002         2001
ASSETS:
       Equity in broker trading accounts
               Cash and cash equivalents                        $   83,594   $     --
               United States government securities                    --
                      at market value (cost $942,444)              944,554
               Unrealized gain on open futures contracts           101,976         --
                                                                ----------   ----------
                      Deposits with broker                       1,130,124         --
                                                                ----------   ----------

               Cash                                                 24,993          586
               Cash in escrow account                                 --        413,000
                                                                ----------   ----------
                                                                    24,993      413,586
                                                                ----------   ----------

                      Total assets                              $1,155,117   $  413,586
                                                                ==========   ==========

LIABILITIES:
       Accounts payable                                         $    1,617   $     --
       Brokerage fees on open contracts                                833         --
       Management fees payable to General Partner                      462         --
       Redemptions payable to General Partner                       14,965         --
       Subscription deposits                                        42,750      413,000
                                                                ----------   ----------
                      Total liabilities                             60,627      413,000
                                                                ----------   ----------

PARTNERS' CAPITAL (Net Asset Value)
       General Partner - 50 units
               outstanding at June 30, 2002
               and 1 unit at December 31, 2001                      53,077          586

       Limited Partners - 981.032 units
               outstanding at June 30, 2002
               and 1 unit at December 31, 2001                   1,041,413         --
                                                                ----------   ----------

                      Total partners' capital
                        (Net Asset Value)                        1,094,490          586
                                                                ----------   ----------

                      Total partners' capital and liabilities   $1,155,117   $  413,586
                                                                ==========   ==========



                  See accompanying Notes to the Financial Statements.



                                 SHAFFER DIVERSIFIED FUND, LP
                                   STATEMENTS OF OPERATIONS
                    For the Three Months Ended June 30, 2002 and 2001 and
                       For the Six Months ended June 30, 2002 and 2001
       (Unaudited)
                                                    Three Months Ended    Six Months Ended
                                                         June 30,             June 30,
                                                     2002      2001        2002      2001
INCOME
       Trading gains
               Realized                            $ 66,810   $   --      $ 62,216   $   --
               Change in unrealized                  66,278       --       101,976       --
                                                   -------------------    -------------------

                      Gains from trading            133,088       --       164,192       --

       Investment income
               Interest income                        4,368       --         5,929       --
                                                   -------------------    -------------------
                      Total income                  137,456       --       170,121       --
                                                   -------------------    -------------------
OPERATING EXPENSES:
       Brokerage trading fees                      $  8,076   $   --      $ 11,187   $   --
       Management fees                                9,957       --        16,203       --
       Operating expenses                             5,268        500       9,786        569
                                                   -------------------    -------------------
                      Total expenses                 23,301        500      37,176        569
                                                   -------------------    -------------------
       Net income (loss) before special
               allocation to the General Partner    114,155       (500)    132,945       (569)

       Special allocation to the general partner     14,965       --        17,547       --
                                                   -------------------    -------------------
       NET INCOME (LOSS) AVAILABLE FOR
               PRO RATA DISTRIBUTION               $ 99,190   $   (500)   $115,398   $   (569)
                                                   ===================    ===================

NET INCOME  PER UNIT OF PARTNERSHIP INTEREST
       Weighted average number of units
               outstanding during the period       1,037.021      2.00    1,041.813      2.00
                                                   ===================    ===================
Net Income per unit                                $  95.65   $(250.00)   $ 110.77   $(284.50)
                                                   ===================    ===================

                     See accompanying Notes to the Financial Statements.



                              SHAFFER DIVERSIFIED FUND, LP
                                STATEMENTS OF CASH FLOWS
                    For the Six Months Ended June 30, 2002 and 2001
                                      (Unaudited)

                                                                    2002         2001
CASH FLOWS FROM OPERATING ACTIVITIES
         Net income (loss)                                       $ 132,945    $    (569)
         Adjustments to reconcile net income (loss) to
           net cash used in operating activities
                Net change in unrealized                          (101,976)        --
                Net (purchases) of investments
                        in United States Government Securities    (944,554)
                Increase in account payable and
                        accrued expenses                             2,912         --
                                                                 ---------    ---------
                Net cash used in operating activities             (910,673)        (569)
                                                                 ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
         Addition of units                                         658,250         --
         Increase in subscription deposits                          42,750
         Sales charges and syndication fees                        (53,200)        --
         Redemption of units and withdrawals                       (42,126)        --
                                                                 ---------    ---------
                Net cash provided by financing activities          605,674         --
                                                                 ---------    ---------
Net decrease in cash and cash equivalents                         (304,999)        (569)

CASH AND CASH EQUIVALENTS
         Beginning of period                                       413,586        1,916
                                                                 ---------    ---------
         End of period                                           $ 108,587    $   1,347
                                                                 =========    =========
End of period cash and cash equivalents consists of:
         Cash in broker trading accounts                            83,594         --
         Cash in bank                                               24,993        1,347
                                                                 ---------    ---------
                Total end of period cash and cash equivalents    $ 108,587    $   1,347
                                                                 =========    =========

Supplemental Disclosure of Non Cash Financing Activities:

         Subscription deposits received in advance               $ 413,000    $    --
                                                                 =========    =========


                  See accompanying Notes to the Financial Statements.



                          SHAFFER DIVERSIFIED FUND, LP
                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
                                 NET ASSET VALUE
                 For the Six Months Ended June 30, 2002 and 2001
                                   (Unaudited)

                                                        Total                   Partners' Capital
                                                        Units         General        Limited         Total
                                                        -----         -------        -------         -----
SIX MONTHS ENDED JUNE 30, 2002
Balances at December 31, 2001                             2.00      $     (414)         1,000    $       586

Additions                                            1,068.554          50,000      1,019,000       1,069,000

Allocation of net income
      For the six months ended June 30, 2002:
      Special allocation to the General Partner         16.771          17,547                        17,547

      Net income available for
      pro rata distribution                                              5,577        109,821        115,398

Sales charges and syndication fees                                                    (50,950)       (50,950)

Redemptions and withdrawals                            (56.293)        (19,633)       (37,458)       (57,091)
                                                     ---------      ----------    -----------    -----------

Balances at June 30, 2002                            1,031.032      $   53,077    $ 1,041,413    $ 1,094,490
                                                     =========      ==========    ===========    ===========


SIX MONTHS ENDED JUNE 30, 2001
Balances at December 31, 2000                             2.00      $      916          1,000    $     1,916

      Net loss for the six months
      ended June 30, 2001                                                 (569)            --           (569)
                                                     ---------      ----------    -----------    -----------
Balances at June 30, 2001                                 2.00      $      347    $     1,000    $     1,347
                                                     =========      ==========    ===========    ===========
Net asset value per unit

      At June 30, 2002                                                            $  1,061.55
                                                                                  ===========
      At December 31, 2001                                                        $    293.00
                                                                                  ===========
      At June 30, 2001                                                            $    673.50
                                                                                  ===========


                 See accompanying Notes to the Financial Statements.

                          SHAFFER DIVERSIFIED FUND, LP
                          NOTES TO FINANCIAL STATEMENTS


                                   (UNAUDITED)


The financial statements are unaudited (except for the balance sheet information as of December 31, 2001, which is derived from the Fund's audited financial statements) and reflect all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the interim periods. The financial statements should be read in conjunction with the notes thereto, together with management's discussion and analysis of financial condition and results of operations. The results of operations for the three and six months ended June 30, 2002 are not necessarily indicative of the results for the entire fiscal year ending December 31, 2002, or any future interim period.



NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


   A) GENERAL DESCRIPTION


Shaffer Diversified Fund, LP (the "Partnership" or the "Fund") is a limited partnership organized on August 29, 2000 under the Delaware Revised Uniform Limited Partnership Act. The Fund is a commodity investment pool, whose purpose is to trade speculatively in the United States futures markets. The business of the Fund is to seek medium and long-term capital appreciation through speculative trading in a diversified portfolio of commodity futures contracts and other related interests in the United States commodity futures markets. Specifically, the Fund invests in a diversified portfolio consisting primarily of currency, interest rate, grain, metal and energy futures contracts. The trading advisor and general partner of the Fund is Shaffer Asset Management, Inc. ("Shaffer Asset"). In addition to making all trading decisions in its capacity as trading advisor, Shaffer Asset controls all aspects of the business and administration of the Fund in its role as general partner.


The Fund originally filed a registration statement with the United States Securities and Exchange Commission on September 25, 2000 for the sale of a minimum of $1,000,000 and a maximum of $25,000,000 in Units of Limited Partnership at $1,000.00 each, ($950.00 + $50.00 sales charges & syndication fees), which registration statement was declared effective on October 16, 2001. The Fund's initial offering period lasted approximately 120 days and ended February 13, 2002. During the initial offering the Fund accepted subscriptions for 1,049 Units of Partnership Interests at a selling price of $1,000.00 ($950.00 + $50.00 sales charges & syndication fees) for a total of $1,049,000. Sales charges & syndication fees of $49,950 were disbursed at closing and the Fund commenced trading activities with net proceeds of $996,550.


The Fund will continue until December 31, 2025 unless terminated earlier. However, if the Fund's investments experience a substantial decline in value, as defined in the Partnership Agreement, the Partnership will be dissolved.


   B) FINANCIAL STATEMENT REPORTING


The Fund's financial statements are presented in conformity with generally accepted accounting principles, which require using certain estimates and assumptions made by the Fund's management that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates.


Transactions are accounted for on the trade date. Gains or losses are realized when contracts are liquidated. Unrealized gains and losses on open contracts (the difference between contract trade price and market price) are reported in the statement of financial position as a net gain or loss, as there exists a right of offset of unrealized gains or losses in accordance with Financial Accounting Standards Board Interpretation No. 39 - "Offsetting of Amounts Related to Certain Contracts." Any change in net unrealized gain or loss from the preceding period is reported in the statement of operations. Brokerage expenses and other trading fees paid directly to the broker are included in "brokerage fees" and are charged to expenses when contracts are open. United States government securities are stated at cost plus accrued interest, which approximates market value.

  C) CASH AND CASH EQUIVALENTS


Cash and cash equivalents includes cash and money market deposits held at financial institutions and short term securities with maturity dates of less than three months from the date of the financial statements.



  D) INCOME TAXES


The Partnership is not subject to income taxes. The partners report their allocable share of income, expense and trading gains or losses on their own tax returns.


  E) ORGANIZATION COSTS AND OPERATING EXPENSES


The General Partner has agreed to pay all expenses associated with the organization of the Fund. Shaffer Asset Management, Inc. has incurred total costs in connection with the organization of the Fund of approximately $270,000 through June 30, 2002.


The General Partner is also responsible for Fund operating expenses, (excluding sales charges, syndication fees, continuing service fees, management fees, incentive allocations, brokerage commissions and extraordinary expenses) in excess of 0.5% of the average monthly net asset value of the Fund. The Fund is only liable for payment of operating expenses on a monthly basis as calculated based on the limitations stated above. If the Fund terminates prior to completion of payment of the calculated amounts to Shaffer Asset, Shaffer Asset will not be entitled to any additional payments, and the Fund will have no further obligation to Shaffer Asset. Shaffer Asset has charged the Fund $2,163 for operating expenses through June 30, 2002.


  F) REGULATION


The Fund's operations are regulated by the provisions of the Commodity Exchange Act, the regulations of the Commodity Futures Trading Commission, and the rules of the National Futures Association. The Fund is subject to regulatory requirements under the Securities Act of 1933 and the Securities Exchange Act of 1934. As a commodity investment pool, the Fund is subject to the regulations of the Commodity Futures Trading Commission, an agency of the United States ("US") Government which regulates most aspects of the commodity futures industry; the rules of the National Futures Association, an industry self-regulatory organization; and the requirements of the various commodity exchanges where the Fund executes transactions. Additionally, the Fund is subject to the requirements of Futures Commission Merchants or Brokers through which the Fund trades.


In addition to such registration requirements, the CFTC and certain commodity exchanges have established limits on the maximum net long and net short positions which any person, including the Fund, may hold or control in particular commodities. Most exchanges also limit the maximum changes in futures contract prices that may occur during a single trading day.


  G) ALLOCATION OF INCOME


The General Partner and each Limited Partner share in the profits and losses of the partnership in proportion to their respective interests in the partnership, except for the incentive allocation to the General Partner. A Limited Partner's loss is limited to the amount of his or her investment.


  H) NET ASSET VALUE PER UNIT


Net Asset Value is calculated by dividing the Net Assets of the Fund at the end of the reporting period by the number of Fund units outstanding at the end of the reporting period.


The Net Assets of the Fund is equal to: total assets, less total liabilities, of the Fund determined on the basis of generally accepted accounting principles. Net Assets shall include any unrealized profits or losses on open positions, and any fee or expense including net asset fees accruing to the Fund.

NOTE 2. GENERAL PARTNER AND COMMODITY TRADING ADVISOR


The General Partner of the Fund is Shaffer Asset Management, Inc., which conducts and manages the business of the Fund. The General Partner is also the commodity-trading advisor of the Fund.


The Fund pays for management and servicing at an annual rate of 5% of monthly net asset value of the Fund, calculated and payable monthly. Such fees are allocated between the General Partner and the selling agents as follows: 3.75% to the General Partner and 1.25% to the selling agents during the first 12 months after an investment is made and 1% to the General Partner and 4% to the selling agents thereafter for various services performed on an ongoing basis.


New investors are charged a 5% sales commission of which the General Partner receives approximately 20%.


The General Partner shares in all Fund income and losses to the extent of its interest in the Fund. The General Partner also receives on a quarterly basis an incentive allocation from the Fund equivalent to 15% per year of any increase in the cumulative appreciation of the net asset value of the Fund, as defined in the Partnership Agreement.


The General Partner has agreed to maintain a minimum net worth of not less than the greater of $50,000 or 5% of contributions made to the Fund as further defined in the Partnership Agreement. The General Partner is also required to maintain a minimum capital contribution to the Fund of the greater of $25,000 or 1% of contributions made to the Fund as further defined in the Partnership Agreement.


The General Partner has agreed to pay all expenses associated with the organization of the Fund and the initial offering of the Units of the limited and general partnership interest in the Fund. The General Partner is responsible for Fund operating expenses, (excluding continuing service fees, management fees, incentive allocations, brokerage commissions and extraordinary expenses) in excess of 0.5% of the average monthly net asset value of the Fund.





NOTE 3. DEPOSITS WITH BROKER AND FINANCIAL INSTITUTIONS


The Fund deposits assets with a broker subject to Commodity Futures Trading Commission regulations and various exchange and broker requirements and other financial institutions. The Fund satisfies margin requirements by depositing U.S. Treasury bills and cash with such broker and other financial institutions. The Fund earns interest income on these assets.





NOTE 4. SUBSCRIPTIONS, DISTRIBUTIONS AND REDEMPTIONS


Investments in the Fund are made by subscription agreement, subject to acceptance by Shaffer Asset. As of June 30, 2002 funds received from prospective limited partners whom Shaffer Asset has not yet admitted to the Fund were $42,750.


The Fund is not required to make distributions, but a limited partner may request and receive redemption of its units owned, subject to restrictions in the Partnership Agreement. Early redemption fees charged to the limited partner apply through the first twelve months following purchase ranging from 1% to 4% based on length of investment. After twelve months following purchase of a Unit, no redemption fees will be charged. These fees are payable to the General Partner. Shaffer Asset has received $1,458 in redemption fees for the period ended June 30, 2002.

NOTE 5. TRADING ACTIVITIES AND RELATED RISKS


The Fund engages in the speculative trading of US commodity futures contracts, which are derivative financial instruments. The Fund is exposed to both market risk, the risk arising from changes in the market value of the contracts, and credit risk, the risk of failure by another party to perform.


Purchase and sale of futures contracts requires margin deposits with the Commodity Broker. In the event of a broker's insolvency, it is possible that the recovered amount of margin deposits could be less than the total property deposited.


The amount of required margin and good faith deposits with the broker usually ranges from 10% to 40% of net asset value. The market value of securities held to satisfy such requirements at June 30, 2002 was $199,156, which equals 17.5% of Net Asset Value.


The unrealized gain (loss) on open futures contracts at June 30, 2002 is comprised of the following:

                  Gross unrealized gains               $105,430
                  Gross unrealized losses                (3,454)
                                                       ---------
                Net unrealized gain                    $101,976
                                                       =========


Open contracts generally mature within three months: as of June 30, 2002 the latest maturity date for open futures contracts is September 2002. However the Fund intends to close all contracts prior to maturity.


Shaffer Asset has established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so. Shaffer Asset's basic market risk control procedures consist of continuously monitoring open positions, diversification of the portfolio, protective stop orders and maintenance of a margin-to-equity ratio that rarely exceeds 30%. Shaffer Asset seeks to minimize credit risk primarily by depositing and maintaining the Fund's assets at financial institutions and brokers, which Shaffer Asset believes to be creditworthy. The limited partners bear the risk of loss only to the extent of the market value of their respective investments and, in certain specific circumstances, distributions and redemptions received.


NOTE 6. INTERIM FINANCIAL STATEMENTS


In the opinion of management, the unaudited interim financial statements reflect all adjustments, which were of a normal and recurring nature, necessary for a fair presentation of financial position as of June 30, 2002, and the results of operations for the three and six months ending June 30, 2002 and 2001.

NOTE 7. FINANCIAL HIGHLIGHTS


The following information contains per unit operating performance data for a unit outstanding during the entire three and six months ended June 30, 2002, and other supplemental financial data. This information has been derived from information presented in the financial statements.


                                                        Three Months Ended   Six Months Ended
                                                           June 30, 2002      June 30, 2002
                                                            (Unaudited)        (Unaudited)
                                                            -----------        -----------
Per Unit Performance (for a unit outstanding
 from the initial trading period February 14, 2002)

 Initial Offering Value Per Unit at February 14, 2002
 and Net Asset Value per unit at March 31, 2002         $         965.45  $     1,000.00

 Sales charges and syndication fees                              --                50.00
                                                        ----------------  --------------

 Net asset value                                                  965.45          950.00

 Income (loss) from operations:
        Trading gains *                                           128.85          158.50
        Investment income                                           4.21            5.70
        Operating expenses **                                     (36.96)         (52.65)
                                                        ----------------  --------------
 Total income from operations                                      96.10          111.55
                                                        ----------------  --------------
 Net Asset Value Per Unit at June 30, 2002              $       1,061.55  $     1,061.55
                                                        ================  ==============
 Total Return ***                                                  9.95%          11.74%
                                                        ================  ==============
 SUPPLEMENTAL DATA

 Ratio to average net assets:
 Average net assets                                            1,053,624         547,538
 Operating expenses **, +                                         14.53%          19.99%
 Investment income +                                               1.66%           2.17%

* Excludes brokerage commissions and other trading fees paid directly to the broker.
** Includes brokerage commissions and other trading fees paid directly to the broker and incentive fees paid to the general partner.
***  Not annualized
+    Annualized



                         SHAFFER ASSET MANAGEMENT, INC.
                                 BALANCE SHEETS
            JUNE 30, 2002 (UNAUDITED) AND DECEMBER 31, 2001 (AUDITED)

                                                                      June 30,      December 31,
                                                                        2002            2001
 CURRENT ASSETS:
        Cash and cash equivalents                                   $       514    $    73,529
        Accounts receivable                                                --
                Advisory and performance fees                            14,965           --
                Due from Shaffer Diversified Fund, LP                       925
                                                                    -----------    -----------
                       Total Current Assets                              16,404         73,529
                                                                    -----------    -----------
 FIXED ASSETS:
        Equipment and software                                           15,811         11,686
        Less: Accumulated depreciation                                   (7,221)        (6,051)
                                                                    -----------    -----------
                       Total Fixed Assets                                 8,590          5,635
                                                                    -----------    -----------

 OTHER ASSETS:
        Deferred offering costs
                (net of amortization of $105,850)                       167,594        274,445
        Investment in Shaffer Diversified Fund, LP                       53,077           --
        Security deposits                                                10,640         10,640
                                                                    -----------    -----------
                       Total Other Assets                               231,311        285,085
                                                                    -----------    -----------

                      Total Assets                                  $   256,305    $   364,249
                                                                    ===========    ===========

CURRENT LIABILITIES:
        Accounts payable and accrued expenses                       $   145,543    $   196,744
        Bank notes payable                                              107,777        108,188
                                                                    -----------    -----------
                       Total Current Liabilities                        253,320        304,932
                                                                    -----------    -----------

 STOCKHOLDERS' EQUITY:
        Capital stock:
                Class A voting, no par, $2 stated value;
                200 shares authorized; 100 shares issued
                and outstanding, respectively                               200            200
        Additional paid-in capital                                    1,284,330        183,187
        Less: demand note receivable                                 (1,000,000)
        Retained earnings (deficit)                                    (281,545)      (124,070)
                                                                    -----------    -----------
                                                                          2,985         59,317
                                                                    -----------    -----------
                       Total Stockholders' Equity

                       Total Liabilities and Stockholders' Equity   $   256,305    $   364,249
                                                                    ===========    ===========



                   See accompanying Notes to the Balance Sheet

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                         SHAFFER ASSET MANAGEMENT, INC.

                           NOTES TO THE BALANCE SHEETS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

DESCRIPTION OF BUSINESS:

Shaffer Asset Management, Inc. (the "Company") earns fees on managed accounts as a Commodity Trading Advisor registered with and subject to the regulations of the Commodity Futures Trading Commission, an agency of the United States government, which regulates most aspects of the commodity futures industry. It is also subject to the rules of the National Futures Association, an industry self-regulatory organization. In addition the Company will receive additional fees for services performed as General Partner in a Commodity Fund (See Note 4).

USE OF ESTIMATES:

The preparation of a balance sheet in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities, at the date of the balance sheet. Actual results could differ from those estimates.


REVENUE RECOGNITION:

Performance fees are earned by achieving defined performance objectives. Performances fees are accrued when the conditions of the performance fee agreement are satisfied.

PROPERTY AND EQUIPMENT:

Fixed assets are stated at cost. Depreciation and amortization are computed by the straight-line method over the estimated useful lives of the assets, which are five years for office equipment and three years for computer software.

INCOME TAXES:

The Company is taxed as an S corporation for federal and New York State tax purposes, whereby the stockholders report the Company's income. Accordingly, no provision has been made for federal income taxes. The Company remains liable for New York State income taxes on S corporations.

DEFERRED OFFERING COSTS:

The Company has incurred costs related to the initial offering of units of a Partnership (see Note 4). These deferred offering costs are being amortized over a twelve-month period.

Included in accounts payable and accrued expenses are approximately $62,000 and $58,000 at June 30, 2002 and December 31, 2001, respectively, of accrued legal fees in connection with the offering.

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NOTE 2 - LINES OF CREDIT PAYABLE:

The Company has lines of credit from two financial institutions in the amount of $108,000. The lines of credit bear interest at rates ranging from 1% to 3.9% over the prime rate and are guaranteed the stockholders. The average rate of interest was 10.3% and 12.4% during the six months ended June 30, 2002 and the year ended December 31, 2001, respectively. Management believes the fair value of the debt is equivalent to the recorded amount based on its short-term nature and the interest rates, which fluctuate with prime.


NOTE 3 - COMMITMENTS AND CONTINGENCIES:

Leases:

The Company leases office space under a lease expiring March 31, 2006.

Future minimum lease payments are approximately as follows:



           YEARS ENDING DECEMBER 31,
                     2002                             $ 34,587
                     2003                               35,548
                     2004                               35,868
                     2005                               35,868
                     2006                                8,967
                                                      --------
                     Total                            $150,838
                                                      ========



NOTE 4 - AGREEMENT WITH SHAFFER DIVERSIFIED FUND, LP:

The Company is the trading advisor and General Partner of the Shaffer Diversified Fund, LP, ("the Partnership or the Fund") a commodity investment pool. The Fund commenced trading February 14, 2002. The Company receives approximately 20% of the 5% sales commission charged to new investors and management fees at an annual rate of 3.75% of the monthly value of the investments during the first twelve months after an investment is made and 1% thereafter. The Company also receives on a quarterly basis a special incentive fee allocation from the Fund equivalent to 15% per year of any increase in the cumulative appreciation of the net asset value of the Fund, as defined in the Fund's Partnership agreement. Additionally, the Company is responsible for expenses of the Fund (excluding continuing services fees, management fees, incentive allocations, brokerage commissions and extraordinary expenses) in excess of 0.5% of the average monthly net assets of the Fund and expenses associated with the organization of the Fund and initial offering costs.

As the General Partner of the Fund, the Company has entered into a net worth agreement with two officers/stockholders of the Company. The officers have agreed to contribute funds to the Company as capital amounts sufficient so that the Company will at all times have a net worth equal to not less than the greater of the five percent of the aggregate capital contributions made by the partners to the Fund or $50,000. The officers/stockholders have also agreed to provide the Company with sufficient capital to enable the Company to purchase and maintain units of interest in the Fund in an amount equal to not less than the greater of one percent of the aggregate capital contributions made by all partners to the Fund or $25,000. As of June 30, 2002, the Company believes it is in compliance with its net worth requirements.

The Company received a capital contribution of $1,000,000 from its officers/stockholders in the form of an interest bearing demand note for $1,000,000. No cash was transferred, nor is it known when and if any will be transferred in the future. As such, the demand note is shown as a deduction from stockholder's equity. Interest is calculated at the prime rate charged by JPMorgan Bank.

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